UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2019

JAGUAR HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36714	46-2956775
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Mission Street, Suite 2375 San Francisco, California	94105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 371-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, Par Value $0.0001 Per Share	JAGX	The NASDAQ Capital Market

Item 5.07    Submission of Matters to a Vote of Security Holders.

The Company held its 2019 Annual Meeting of Stockholders of the Company on May 24, 2019 (the “Annual Meeting”).  Six proposals were submitted to and approved by the Company’s stockholders. The proposals are described in detail in the Company’s proxy statement. The final results for the votes regarding each proposal are set forth below.

1. Proposal to elect three Class I directors to the Company’s Board of Directors to hold office for a three-year term until the annual meeting of stockholders in 2022 and until their successors are elected and qualified. The votes regarding this proposal were as follows:

James J. Bochnowski, Lisa A. Conte and Jonathan B. Siegel

	For	Withheld	Broker Non- Votes	Uncast
James J. Bochnowski	25,712,543	1,050,265	20,310,145	0
Lisa A. Conte	26,048,982	713,826	20,310,145	0
Jonathan B. Siegel	25,723,447	1,039,361	20,310,145	0

2.  Proposal to approve an amendment to the Company’s Third Amended and Restated Certificate of Incorporation (the “COI”) to effect a reverse stock split of the Company’s issued and outstanding Common Stock at a ratio not less than 1-for-30 and not greater than 1-for-70, with the exact ratio, if approved and effected at all, to be set within that range at the discretion of the Company’s board of directors and publicly announced by the Company on or before November 3, 2019 without further approval or authorization of the Company’s stockholders was approved by the stockholders by the following vote:

For	Against	Abstained	Broker Non- Votes	Uncast
40,099,890	6,872,079	100,984	0	0

3. Proposal to approve an amendment of the Company’s 2014 Stock Incentive Plan (the “2014 Plan”) to increase the number of shares of Common Stock authorized for issuance under the 2014 Plan such that the aggregate authorized but unissued shares under the 2014 Plan shall equal 12.5% of the issued and outstanding shares of Common Stock on a fully diluted basis calculated as of the earlier of (A) the day immediately after the consummation of the Company’s next underwritten public equity offering with gross proceeds of $5 million or more or (B) July 31, 2019 (collectively, the “Calculation Date”), contingent upon the reverse stock split being approved and effected in accordance with Proposal 3 on, or prior to, the Calculation Date was approved by the stockholders by the following vote:

For	Against	Abstained	Broker Non- Votes	Uncast
24,764,514	1,771,151	227,143	20,310,145	0

4. Proposal to approve, for purposes of Nasdaq Rules 5635(c) and 5635(d), the issuance of shares of Common Stock upon exchange of promissory notes and exercise of warrants issued in one or more private placement transactions, was approved by the stockholders by the following vote:

For	Against	Abstained	Broker Non- Votes	Uncast
25,582,738	971,053	209,017	20,310,145	0

5. Proposal to approve, for purposes of Nasdaq Rule 5635(d), the issuance of shares of Common Stock upon the exercise of a warrant issued in connection with the cancellation of a letter of credit was approved by the stockholders by the following vote:

For	Against	Abstained	Broker Non- Votes	Uncast
25,668,432	879,168	215,208	20,310,145	0

6.  Proposal to grant discretionary authority to adjourn the Annual Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Annual Meeting to approve Proposals 1 through 5 was approved by the stockholders by the following vote:

For	Against	Abstained	Broker Non- Votes	Uncast
40,640,265	6,150,654	282,034	0	0

Item 7.01. Other Events.

On May 24, 2019, Jaguar Health, Inc. (the “Company”) issued a press release to announce the results of the 2019 annual meeting of the stockholders of the Company.

A copy of the press release is furnished as Exhibit 99.1 to this report.

The information contained in this Item 7.01 and Exhibit 99.1 is being furnished, and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under Section 18 of the Exchange Act. Furthermore, the information contained in this Item 7.01 and Exhibit 99.1 shall not be deemed to be incorporated by reference into the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01.             Other Events.

As previously reported in a Form 8-K filed on May 17, 2019, the Company received written notice from the Staff of the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that, based upon the Company’s continued non-compliance with the minimum $1.00 bid price requirement for continued listing on The Nasdaq Capital Market, as set forth in Nasdaq Listing Rule 5550(a)(2) (the “Rule”), as of May 8, 2019, and notwithstanding the Company’s compliance with the quantitative criteria necessary to obtain a second 180-day period within which to evidence compliance with the Rule, as set forth in Nasdaq Listing Rule 5810(c)(3)(A), the Staff had determined to delist the Company’s securities from Nasdaq unless the Company timely requests a hearing before the Nasdaq Hearings Panel (the “Panel”).

The Company requested and was granted a hearing before the Panel, which hearing is scheduled for July 11, 2019. At such hearing, the Company intends to request an extension within which to evidence compliance with all applicable requirements for continued listing on Nasdaq, including compliance with the Rule. Any suspension or delisting action by the Staff will be stayed pending the ultimate outcome of the hearing. The Company intends to take definitive steps in an effort to evidence compliance with the Rule; however, there can be no assurance that the Panel will grant the Company’s request for continued listing or that the Company will be able to evidence compliance with the Rule within any extension period that may be granted by the Panel.

Except for the factual statements made herein, information contained in this report consists of forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks, uncertainties and assumptions that are difficult to predict. Words such as “will,” “believes,” “intends,” “expects,” “plans,” and similar expressions, or the use of future tense, identify forward-looking statements, but their absence does not mean that a statement is not forward-looking. Such forward-looking statements are not guarantees of performance and actual actions or events could differ materially from those contained in such statements. For example, there can be no assurance that the Company will meet the bid price requirement during any compliance period or in the future, or otherwise meet Nasdaq compliance standards, or that Nasdaq will grant the Company any relief from delisting as necessary or that the Company can ultimately meet applicable Nasdaq requirements for any such relief. The forward-looking statements contained in this report speak only as of the date of this report and the Company undertakes no obligation to publicly update any forward-looking statements to reflect changes in information, events or circumstances after the date of this report, unless required by law.

Item 9.01.   Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description
99.1	Press Release, dated May 24, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAGUAR HEALTH, INC.

Date: May 24, 2019	By:	/s/ Karen S. Wright
	Name:	Karen S. Wright
	Title:	Chief Financial Officer